                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  XICOR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (4)  Date Filed:

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
                                   XICOR, INC.
                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 1999
                               ------------------

To the Shareholders of XICOR, INC.:

         The Annual Meeting of Shareholders of Xicor, Inc. (the "Company" or "Xicor"), a California corporation, will be held at 1618 Buckeye Drive, Milpitas, California, on Friday, June 4, 1999 at 1:00 p.m. local time for the purpose of considering and acting upon the following proposals:

         (1)      To elect a Board of five (5) directors;

         (2) To approve an amendment to the Company's Bylaws to increase the authorized number of directors to no less than four (4) nor more than seven (7) and initially set the number of directors at five (5).

         (3) To approve and ratify amendments to the Company's 1990 Incentive and Non-Incentive Stock Option Plan including an increase of 250,000 shares of Common Stock issuable thereunder.

         (4) To ratify the designation of PricewaterhouseCoopers LLP as independent accountants for the period ending December 31, 1999; and

         (5) To transact such other business as may properly come before the Annual Meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on April 9, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any continuation and adjournment thereof.

         The Company's 1998 Annual Report to Shareholders and the First Quarter 1999 Earnings Release accompany this Notice of Meeting.


                                           By Order of the Board of Directors


                                           Julius Blank, Secretary


Milpitas, California
April 26, 1999


--------------------------------------------------------------------------------

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POST-PAID ENVELOPE.

--------------------------------------------------------------------------------

                                   XICOR, INC.


CORPORATE HEADQUARTERS:                                  PLACE OF MEETING:
1511 Buckeye Drive                                       1618 Buckeye Drive
Milpitas, CA 95035                                       Milpitas, CA 95035


                            Telephone: (408) 432-8888
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 4, 1999

                   APPROXIMATE DATE OF MAILING: APRIL 26, 1999


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Xicor, Inc. (the "Company" or "Xicor") of proxies for use at the Annual Meeting of Shareholders of Xicor (the "Annual Meeting") to be held on Friday, June 4, 1999 at 1:00 p.m. local time or at any adjournment or postponement thereof.

                                  VOTING RIGHTS

         Shareholders of record of Xicor as of the close of business on April 9, 1999 have the right to receive notice of and to vote at the Annual Meeting. On April 9, 1999, Xicor had issued and outstanding 20,209,121 shares of Common Stock, the only class of voting securities outstanding. Each share of Common Stock is entitled to one vote.

         Each shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such votes, on the same principle, among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more candidates than the number of directors to be elected. However, no shareholder will be entitled to cumulate votes unless, in conformance with the California Corporations Code, a shareholder has given notice at the Annual Meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

                                     PROXIES

         Properly executed and unrevoked proxies received by Xicor will be voted at the Annual Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by filing with the Secretary of Xicor (i) a signed written statement revoking the proxy or (ii) an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                      QUORUM: ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

         Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 9, 1999 the name, address and number of shares of each person or entity known to Xicor to own beneficially more than five percent (5%) of its Common Stock and the number of shares beneficially owned by each director, by each of the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group, together with their respective percentage ownership of outstanding shares.


                                                                     SHARES
                                                                   BENEFICIALLY
NAME AND ADDRESS                                                      OWNED                  PERCENT
----------------                                                   ------------              -------
Dimensional Fund Advisers, Inc.
1299 Ocean Avenue, 11th Fl
Santa Monica, CA 90401 ........................................    1,094,850(1)                5.4
Raphael Klein .................................................      467,500(2)(3)             2.3
Bruce Gray ....................................................      112,200(2)                  *
Julius Blank ..................................................       84,500(2)                  *
Andrew W. Elder ...............................................       37,500(2)                  *
Joseph Drori ..................................................       89,500(2)                  *
Klaus G. Hendig ...............................................       96,250(2)                  *
Daniel L. Lewis ...............................................       30,000(2)                  *
Geoffrey C. Winkler ...........................................            0                     *
All Executive Officers and Directors as a Group (14 persons) ..    1,330,750(4)                6.4

------------

*        Less than 1%

(1) As of December 31, 1998 as reported on Schedule 13G filed with the Securities and Exchange Commission.

(2) Includes shares purchasable upon exercise of stock options as of April 9, 1999 or within 60 days thereafter as follows:

         Raphael Klein ...........................               27,500
         Bruce Gray ..............................               55,000
         Julius Blank ............................               22,500
         Andrew W. Elder .........................               22,500
         Joseph Drori ............................               75,000
         Klaus G. Hendig .........................               85,000
         Daniel L. Lewis .........................               30,000

(3)      Includes 440,000 shares held in trust for Mr. Klein's family.

(4) Includes outstanding options to purchase 509,750 shares, which were exercisable as of April 9, 1999 or within 60 days from such date.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


         A Board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the five nominees named below. In the event that any nominee should become unavailable for any presently unforeseen reason, the proxy holders will vote in their discretion for a substitute nominee. If additional persons are nominated for election as director, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

         The names of the nominees, and certain other information, are set forth below:


                                  AGE (AS OF                                               DIRECTOR
         NAME                   JUNE 4, 1999)                 OFFICE                         SINCE
         ----                   -------------                 ------                       --------
         Raphael Klein              55               Chairman of the Board and
                                                     Chief Executive Officer                 1978
         Bruce Gray                 48               President and Chief Operating
                                                     Officer                                 1998
         Julius Blank*              74               Director                                1978
         Andrew W. Elder*           48               Director                                1982
         Geoffrey C. Winkler*       69               Director                                1999


         ----------
         *  Member of Audit Committee

         Raphael Klein, Chairman of the Board and Chief Executive Officer. From August 1987 until January 1998 Mr. Klein was Xicor's President and Chief Executive Officer. Since January 1998 Mr. Klein has shared the Office of the President with Mr. Bruce Gray. Mr. Klein is Xicor's Chief Executive Officer with primary responsibility for finance and administration and shared responsibility for the direction of the Company. Mr. Klein has been a director of the Company since founding Xicor in August 1978 and its Chairman of the Board since August 1982. Mr. Klein received the degree of Master of Science in Physics from the Israeli Institute of Technology ("Technion") and is the inventor or co-inventor of two patented inventions.

         Bruce Gray, President and Chief Operating Officer. Mr. Gray joined Xicor in September 1996 as Vice President, Wafer Operations and since January 1998 has shared the Office of the President with Mr. Raphael Klein. Mr. Gray is Xicor's President and Chief Operating Officer with principal profit and loss responsibility and shared responsibility for the direction of the Company. Mr. Gray has 27 years of experience in the semiconductor industry in engineering, manufacturing and management. From September 1994 through September 1996, Mr. Gray served as the Managing Director of the Advanced Technology Group at National Semiconductor Corporation. From August 1989 through September 1994, Mr. Gray was the Director of Santa Clara Operations and Services for National Semiconductor with operational responsibility for four high-volume wafer fabrication lines. Mr. Gray was also involved in advanced technology development and wafer foundry activities. Mr. Gray has a Bachelor of Science Degree in Metallurgy and Materials Science from the Massachusetts Institute of Technology
(MIT) and is the inventor or co-inventor of three patented inventions.

         Julius Blank, Director. Mr. Blank, one of Xicor's founders, holds a degree in mechanical engineering from CCNY and has been a business consultant to high technology companies and a private investor for more than five years.

         Andrew W. Elder, Director. Mr. Elder is the founder and since March 1992 has been President of Stratis Corporation, a producer of plastic material handling products. Mr. Elder received a BA from Duke University and an MBA from the Wharton School at the University of Pennsylvania.

         Geoffrey C. Winkler, Director. Mr. Winkler is president of Palomar Enterprises, a consulting company focused on enhancing organizational effectiveness and mentoring of executives. Mr. Winkler has been associated with technology companies throughout his career in the areas of engineering, marketing, sales and management in the semiconductor, microwave, automotive and food industries. Mr. Winkler has a B.Sc. degree in mechanical engineering from Luton University in the United Kingdom and an MBA from Santa Clara University.

         There are no family relationships among executive officers or directors of the Company.

COMMITTEES AND MEETINGS

         The total number of regular and special meetings of the Board of Directors held in the last fiscal year was five. No director failed to attend at least 75% of the meetings of the Board and the Committees on which such director serves.

         The Audit Committee of the Board presently consists of Julius Blank, Andrew W. Elder and Geoffrey C. Winkler. This Committee has the responsibility to review the scope of the annual audit, recommend to the Board of Directors the appointment of the independent public accountants, meet with the independent accountants for review and analysis of Xicor's systems, the adequacy of controls and the sufficiency of financial reporting. This Committee held two meetings during the 1998 fiscal year.

         The Executive Stock Option Committee, which presently consists of Andrew W. Elder and Geoffrey C. Winkler, met four times in 1998. The Committee administers stock option grants to Xicor's executive officers.

         The Employee Stock Option Committee, which presently consists of Raphael Klein, Bruce Gray and Julius Blank, met six times during the last fiscal year. This Committee administers Xicor's stock option plans for all employees other than executive officers.

         The Employee Incentive Cash Bonus Profit Sharing Committee, which presently consists of Raphael Klein, Julius Blank and Andrew W. Elder, did not meet in 1998.

         The Compensation Committee, which presently consists of Andrew W. Elder and Geoffrey C. Winkler, met once during 1998. This Committee administers the compensation for Xicor's executive officers.

         There is no nominating committee or any committee performing that function.

         S. Allan Kline was a director during the 1998 fiscal year and served on the Audit, Executive Stock Option, Employee Stock Option and Compensation Committees. Mr. Kline retired from Xicor's board in February 1999. Mr. Winkler was appointed in March 1999 to fill the resulting vacancy on the Board of Directors and also replaced Mr. Kline on the Audit, Executive Stock Option and Compensation Committees.

COMPENSATION OF DIRECTORS

         All directors, except Raphael Klein and Bruce Gray, received $2,400 per month plus expenses through October 1998 for serving as directors. Thereafter non-employee directors received $2,040 per month plus expenses. Julius Blank received $28,846 of additional compensation for consulting services in 1998.

         In 1995, Xicor adopted the 1995 Director Option Plan (the "Director Plan") that provides for an initial grant of 20,000 options to each of the Company's directors, including Raphael Klein and Bruce Gray, and automatic annual grants of 5,000 options thereafter. In 1998, options for 45,000 shares were granted under the Director Plan. The options are exercisable in 25% annual increments and expire no later than ten years from date of grant. All outstanding options were granted at 100% of the fair market value of the stock at the date of grant.

VOTE REQUIRED

         The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

         Unless marked to the contrary, proxies received will be voted "FOR" the five nominees listed above.


            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                      "FOR" ALL FIVE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

                      APPROVAL OF AMENDMENT TO THE BYLAWS


         The Company's Bylaws currently provide that the authorized number of directors shall be no less than three nor more than five. The Board of Directors believes it is advisable to increase the number of directors in order to give the Company the flexibility in the future to add directors from outside the Company with experience relevant to the Company's long-term strategic goals.

         Accordingly, the Board of Directors is proposing an amendment to the Bylaws for approval by shareholders holding a majority of the outstanding shares of Common Stock of the Company that provides that the Board of Directors will consist of not less than four nor more than seven directors, with the exact number to be fixed by approval of the Board of Directors or the shareholders.

         The shareholders are asked to approve the amendment and initially set the number of directors at five. The amendment would replace Article I, Section 2 of the Bylaws in its entirety with the following:

"Section 2.       Number and Qualification.

                  The authorized number of directors of the corporation shall be no less than four (4) nor more than seven (7), with the exact number of directors to be fixed within the limits specified by approval of the Board of Directors or Shareholders.

                  This number may be changed by amendment to the Articles of Incorporation or by an amendment to this Section 2, ARTICLE I, of these Bylaws, adopted by the vote or written assent of the Shareholders entitled to exercise majority voting power as provided in Sec. 212."


                                  REQUIRED VOTE


         The affirmative vote of the holders of a majority of the outstanding shares is required to approve the amendment and the affirmative vote of a majority of the shares represented and voting at the meeting is required to initially set the number of directors at five.


            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
        "FOR" THE AMENDMENT OF THE BYLAWS AND TO INITIALLY SET THE NUMBER
                              OF DIRECTORS AT FIVE

                                 PROPOSAL NO. 3

  APPROVAL AND RATIFICATION OF AMENDMENTS TO THE COMPANY'S 1990 INCENTIVE AND
                        NON-INCENTIVE STOCK OPTION PLAN


         The Company's 1990 Incentive and Non-Incentive Stock Option Plan (the "Plan") was originally adopted by the Board of Directors (the "Board") on October 21, 1989 and approved by the shareholders on August 9, 1990.

         On March 15, 1999, the Board amended the Plan to: (i) increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 250,000 shares (bringing the total number of shares of Common Stock available at March 15, 1999 for future awards under the Plan to 685,000 shares, and raising the number of shares reserved for issuance under the Plan since its inception to 3,450,000); (ii) remove language from the Plan that contemplated the issuance of Stock Purchase Rights; (iii) allow members of the Board who are also employees of the Company to receive options under the Plan; and (iv) extend the expiration date of the Plan to March 15, 2004. The shareholders are being asked to approve the foregoing amendments to the Plan and the increase in the number of shares thereunder.

        SUMMARY OF THE 1990 INCENTIVE AND NON-INCENTIVE STOCK OPTION PLAN

         General. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business. The Plan provides for the grant of "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options.

         Administration. The Plan may generally be administered by the Board or Committees appointed by the Board (as applicable, the "Administrator").

         Eligibility; Limitations. Non-statutory stock options may be granted under the Plan to employees and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options may be granted, the time or times at which such options shall be granted, and the number of shares subject to each such grant.

         Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee or consultant may be granted, in any fiscal year of the Company, options to purchase more than 200,000 shares of Common Stock.

         Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

         (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

         (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

         (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

         (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death, disability or a reduction in force, as defined in the Plan), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant (normally three months past termination) or (ii) the expiration date of such option. If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option shall revert to the Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option shall terminate, and the shares covered by such option shall revert to the Plan.

         (e) Death, Disability or Reduction in Force. If an optionee's employment or consulting relationship terminates as a result of death, disability or a reduction in force, then all options held by such optionee under the Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

         (g) Nontransferability of Options: Options granted under the Plan are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (h) Other Provisions: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

         Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price of any such outstanding option.

         In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

         In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

         Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. No such action by the Board or shareholders may alter or impair any option previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate March 15, 2004.

         Outstanding Options. Including the 250,000 share increase approved by the Board on March 15, 1999, the total number of shares reserved for issuance since the Plan's inception is 3,450,000. As of April 9, 1999, of this amount 654,550 shares have been issued upon exercise of options, option for 2,095,925 shares have been granted and are outstanding and options for 699,525 shares are available for grant.

                         FEDERAL INCOME TAX CONSEQUENCES


         Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.


         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                                  REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to approve the Ratification and Amendments to the 1990 Incentive and Non-Incentive Stock Option Plan.


            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
  "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1990 INCENTIVE AND NON-INCENTIVE
                               STOCK OPTION PLAN

                                 PROPOSAL NO. 4

                     DESIGNATION OF INDEPENDENT ACCOUNTANTS



         The Board of Directors has approved the retention of PricewaterhouseCoopers LLP as independent accountants for Xicor until revoked by further action. PricewaterhouseCoopers LLP has been Xicor's independent accountants since 1979.

         The shareholders are asked to ratify the designation of PricewaterhouseCoopers LLP as independent accountants for Xicor for the fiscal year ending December 31, 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

         Submission of this proposal to the shareholders is not required by Xicor's Bylaws or otherwise. The management of Xicor has elected to do so as a matter of good corporate practice. Should the shareholders fail to ratify the designation of PricewaterhouseCoopers LLP as independent accountants, retention of the firm for the fiscal year ending December 31, 1999 will be reconsidered by the Board of Directors.

         Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of PricewaterhouseCoopers LLP as independent accountants for Xicor's fiscal year ending December 31, 1999.


        THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH RATIFICATION.

                                  OTHER MATTERS

         Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         The expense of solicitation of proxies will be borne by Xicor. In addition to solicitation of proxies by mail, certain officers, directors and Xicor employees who will receive no additional compensation for their services may solicit proxies by telephone, facsimile or personal interview. Xicor has retained the services of Kissel-Blake to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners, if necessary. Xicor will pay Kissel-Blake a fee which is not expected to exceed $5,500 for its services and will reimburse Kissel-Blake for out-of-pocket expenses estimated to be $8,000. Xicor is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

                              CERTAIN TRANSACTIONS

         Daniel L. Lewis joined Xicor in May 1998 as Vice President, Worldwide Sales. In connection with his employment, Xicor made a non-interest bearing loan to him in the amount of $320,000 payable in full on October 22, 1999. The loan is secured by a third deed of trust on real property.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (SEC). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms for 1998, Xicor believes that all applicable filing requirements have been complied with, except that a Form 4 involving a stock option exercise for 1,250 shares was filed late by Mr. Timothy Kanemoto, a Vice President.

                      REPORT OF THE COMPENSATION COMMITTEE

         Xicor applies a consistent philosophy to compensation for all employees, including senior management, based on the premise that the achievements of Xicor result from the coordinated efforts of all individuals working toward common objectives. Xicor strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

COMPENSATION PHILOSOPHY

         The goals of the compensation program are to align compensation with business objectives and performance, and to enable Xicor to attract, retain and reward executive officers who contribute to the long-term success of Xicor. Xicor's compensation program for its Chief Executive Officer and other executive officers is based on the same four principles applicable to compensation decisions for all Xicor employees:

         -        Xicor pays competitively.

                  Xicor is committed to providing a pay program that helps attract and retain high caliber executives. To ensure that pay is competitive, Xicor compares its pay practices for its Chief Executive Officer and other executives with those of other electronics companies, with particular emphasis on similar size semiconductor companies, and sets its pay parameters based on this review.

         -        Xicor compensates for relative sustained performance.

                  The Chief Executive Officer and other executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing progress against set objectives and business goals.

         - Xicor strives for fairness in the administration of compensation.

                  Xicor strives to achieve a balance of the compensation paid to a particular executive and the compensation paid to other executives both inside Xicor and at comparable companies.

         - Xicor believes that executives should understand the performance evaluation and compensation administration process.

                  The process of assessing performance is as follows: At the beginning of the performance cycle, the evaluating executive (or in the case of the Chief Executive Officer and of the President and Chief Operating Officer, the Board of Directors) sets objectives and key goals. The executive is given ongoing feedback on performance. At the end of the performance cycle, the accomplishment of objectives and key goals is evaluated, the results compared to the results of peers within the Company and the comparative results are communicated to the executive. The comparative result affects decisions on salary, bonuses and stock options.

COMPENSATION VEHICLES

         Xicor uses a compensation program that consists of the following cash- and equity-based vehicles:

CASH-BASED COMPENSATION

  Salary and Bonus

         Xicor sets base salary and determines bonus amounts for the Chief Executive Officer and other executives by reviewing corporate and individual performance and the aggregate of base salary and annual bonus for comparable positions in the electronics industry, with emphasis on comparable size semiconductor companies. The base salary of the Chief Executive Officer was not changed during 1998. The base salary of the President and Chief Operating Officer was increased upon his promotion to such position in January 1998.

  Cash Profit-Sharing

         Xicor has an employee incentive cash bonus profit-sharing program (the "Program"). Under the Program, twice a year (two profit sharing periods) 5% to 15% of Xicor's consolidated operating income, excluding certain non-product revenues, is distributed to all employees including the Chief Executive Officer and other executive officers as Xicor believes that all employees share the responsibility of achieving profits. The exact percentage to be distributed is determined by a Committee of the Board of Directors; however, in no event may the distribution result in a net loss after taxes to Xicor for any profit sharing period. The same profit-sharing percentage applies to each employee, with the payment determined by applying this percentage to the individuals base salary. No profit sharing bonuses were paid relating to 1998.

EQUITY-BASED COMPENSATION

  Stock Option Program

         Stock options are granted to provide additional incentives to key employees to work to maximize shareholder value. The option program also utilizes vesting periods to encourage key employees, including executive officers, to continue in the employ of Xicor. Xicor has a 1990 Incentive and Non-Incentive Stock Option Plan and a 1998 Non-Statutory Stock Option Plan. Neither independent Directors nor any executives who are also Board members may be granted options under the 1990 Incentive and Non-Incentive Stock Option Plan. Proposal No. 3, if approved, will make executive officers who are also Directors eligible to receive stock options under this plan. Officers and Directors are not eligible to receive options under the 1998 Non-Statutory Stock Option Plan. On February 2, 1998 Xicor repriced all underwater outstanding options under the 1990 Incentive and Non-Incentive Stock Option Plan for its employees and officers in order to retain such employees and officers, including the newly appointed President and Chief Operating Officer, due to the highly competitive employment environment in Silicon Valley. None of the options repriced for executive officers were exercisable for a six (6) month period from the repricing date. All options were repriced to $2.75 per share, the fair market value on the date of repricing. Xicor's Chief Executive Officer, who is also the Chairman of the Board, and Xicor's President and Chief Operating Officer, who was elected a Director in 1998, were granted options in 1998 under the 1995 Director Option Plan based on a formula included in the Plan.


                                     COMPENSATION COMMITTEE


                                     Andrew W. Elder
                                     Geoffrey C. Winkler


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee was or is an officer or employee of Xicor or any of its subsidiaries. No executive officer of Xicor serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of Xicor's Board of Directors or Compensation Committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation earned by Xicor's Chief Executive Officer and its four other most highly compensated executive officers during the year ended December 31, 1998 and for the three years then ended.


                           SUMMARY COMPENSATION TABLE



                                                                                                    LONG-TERM
                                                                                                   COMPENSATION
                                                                                                      AWARDS
                                                                 ANNUAL COMPENSATION                SECURITIES
                                                       ------------------------------------------   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR     SALARY(1)      BONUS(2)   OTHER PAYMENTS(3)   OPTIONS     COMPENSATION(6)
---------------------------                   ----     ---------      --------   -----------------   -------     ---------------
Raphael Klein                                 1998     $ 269,092            --            --           5,000        $   1,000
  Chief Executive Officer and                 1997       264,014     $   2,031            --           5,000              950
  Chairman of the Board                       1996       264,014        81,424            --           5,000              950

Bruce Gray                                    1998       262,753            --            --         160,000(4)         1,000
  President and Chief Operating               1997       235,019        51,808            --          80,000              950
  Officer                                     1996        70,506        31,000            --          60,000               --

Klaus G. Hendig                               1998       193,662            --            --          60,000(5)         1,000
  Sr. Vice President, Administration          1997       190,008         1,462            --          20,000              950
                                              1996       190,008        45,222     $  29,232              --              950

Joseph Drori                                  1998       178,377            --            --          60,000(5)         1,000
  Vice President, Product Definition          1997       175,011         1,346            --          20,000              950
                                              1996       175,011        40,573        26,925              --              950

Daniel L. Lewis                               1998       125,483(7)     77,000            --         120,000               --
  Vice President, Worldwide Sales

---------------

(1) Fiscal year 1998 consisted of 53 weeks; 1997 and 1996 each consisted of 52 weeks.

(2) Includes bonuses and amounts earned under the Employee Incentive Cash Bonus Profit Sharing Program.

(3) To reduce vacation carryover hours, in 1996 Xicor paid accrued vacation to all eligible employees, including executive officers, based on a fixed formula.

(4) Includes options for 140,000 shares which were granted in prior years and repriced in 1998.

(5)      Represents options granted in prior years and repriced in 1998.

(6)      Represents matching contributions under the Company's 401(k) Plan.

(7)      Represents salary paid since Mr. Lewis joined the Company on May 11,
         1998.

The following table sets forth information concerning stock options granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 1998:


                              OPTION GRANTS IN 1998


                                                    INDIVIDUAL GRANTS
                          ----------------------------------------------------------          POTENTIAL REALIZABLE
                           NUMBER OF                                                            VALUE AT ASSUMED
                          SECURITIES                                                             ANNUAL RATES OF
                          UNDERLYING         % OF TOTAL                                            STOCK PRICE
                            OPTIONS            OPTIONS       EXERCISE                           APPRECIATION FOR
                          GRANTED(1)          GRANTED TO      PRICE       EXPIRATION             OPTION TERM(2)
NAME                          (#)             EMPLOYEES     ($/SHARE)        DATE              5%($)            10%($)
----                       --------          -----------    ---------     ----------         --------          --------
Raphael Klein               5,000                0.2        $   2.69       05/01/08          $  8,459          $ 21,436

Bruce Gray                 80,000(3)             3.7            2.75       07/29/07           129,463           323,287
                           60,000(3)             2.8            2.75       09/10/06            86,056           209,606
                           20,000                0.9            2.19       05/29/08            27,546            69,806

Klaus G. Hendig            40,000(3)             1.8            2.75       07/21/05            48,317           114,030
                           20,000(3)             0.9            2.75       07/29/07            32,366            80,822

Joseph Drori               40,000(3)             1.8            2.75       07/21/05            48,317           114,030
                           20,000(3)             0.9            2.75       07/29/07            32,366            80,822

Daniel L. Lewis           120,000                5.5            1.47       07/28/08           110,937           281,136


-----------------


(1) Options become exercisable at the rate of 25% of the underlying shares per year, generally commencing one year from the date of grant. Repriced options retain the exercise and expiration dates of the original option except that no options were exercisable for a six (6) month period from the date of repricing.

(2) The potential realizable value is based on the term of the option (10 years) at the date of grant. It is calculated by assuming that the stock price on the date of grant (which is equal to the exercise price) appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any, are dependent on the future performance of the Company's Common Stock.

(3)      Represents options repriced in 1998.

         The following table sets forth certain information concerning stock option exercises during the year ended December 31, 1998 by the executive officers named in the Summary Compensation Table and the number and value of unexercised options held by each named executive officer at December 31, 1998:

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 31, 1998



                          NUMBER OF                             NUMBER OF SECURITIES
                           SHARES                              UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                         ACQUIRED ON         VALUE                  OPTIONS HELD                    IN-THE-MONEY OPTIONS
                          EXERCISE        REALIZED(1)           AT DECEMBER 31, 1998               AT DECEMBER 31, 1998(2)
                         -----------      -----------       ------------------------------       ---------------------------
NAME                                                        EXERCISABLE      UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
----                                                        -----------      -------------       -----------   -------------
Raphael Klein                  --                --            18,750            16,250                --           --
Bruce Gray                     --                --            50,000           110,000                --           --
Klaus G. Hendig                --                --            82,500            32,500              $360           --
Joseph Drori                5,000            $8,463            75,000            30,000               360           --
Daniel L. Lewis                --                --                --           120,000                --           --

--------------
(1) Value represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price, multiplied by the number of shares acquired on exercise.

(2) Value of unexercised in-the-money options represents the difference between the closing price of the Company's Common Stock on the last trading day of 1998 and the exercise price of the option, multiplied by the number of shares subject to the option.

The following table sets forth information concerning all repricing of options held by any executive officer during the last ten completed fiscal years:


                                                             TEN-YEAR OPTION REPRICING
                                                                                                                     Length of
                                                                                                                      Original
                                                    Option       Market Price of       Exercise         New       Remaining Option
                                  Repricing          Shares      Stock at Time of    Price at Time    Exercise    Term at Time of
Name                                 Date           Repriced       Repricing($)     of Repricing($)   Price($)    Repricing (Years)
----                                 ----           --------     ----------------   ---------------   ---------   -----------------
Joseph Drori                        2/2/98           40,000         $   2.75          $   6.00        $   2.75           7.46
  Vice President,                   2/2/98           20,000             2.75              7.25            2.75           9.48
  Product Definition

Bruce Gray                          2/2/98           80,000             2.75              7.25            2.75           9.48
  President and                     2/2/98           60,000             2.75              9.00            2.75           8.60
  Chief Operating Officer

Geraldine N. Hench                  2/2/98           30,000             2.75              6.00            2.75           7.46
  Vice President,                   2/2/98           20,000             2.75              7.25            2.75           9.48
  Finance

Klaus G. Hendig                     2/2/98           40,000             2.75              6.00            2.75           7.46
  Sr. Vice President,               2/2/98           20,000             2.75              7.25            2.75           9.48
  Administration

Timothy D. Kanemoto                 2/2/98           40,000             2.75              6.00            2.75           7.46
  Vice President,                   2/2/98           20,000             2.75              7.25            2.75           9.48
  Product Operations

William H. Owen                     2/2/98           40,000             2.75              6.00            2.75           7.46
  Vice President,                   2/2/98           20,000             2.75              7.25            2.75           9.48
  Technology
  Development
  and Intellectual
  Properties


         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

                                PERFORMANCE GRAPH

         Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      XICOR, INC., S&P 500 COMPOSITE INDEX
                          AND S&P TECHNOLOGY 500 INDEX


 650     ____________________________________________________________________
 600
 550
 500
 450
 400
 350
 300
 250
 200
 150
 100
  50
   0     ____________________________________________________________________
         1993         1994        1995         1996         1997         1998



                                           1993       1994       1995       1996       1997       1998
                                           ----       ----       ----       ----       ----       ----
                  Xicor, Inc.              $100       $158       $488       $683       $200       $ 94
                  S&P 500                  $100       $101       $139       $171       $229       $294
                  S&P Technology 500       $100       $117       $168       $238       $300       $519

         The chart above shows a five-year comparison of the cumulative total return on Xicor, Inc. Common Stock, the Standard & Poor's 500 Composite Index, and the Standard & Poor's Technology 500 Index assuming a $100 investment made on December 31, 1993.

            PROPOSALS INTENDED TO BE PRESENTED AT NEXT ANNUAL MEETING

         Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of Xicor to be held in May 2000 must be received by Xicor for inclusion in Xicor's Proxy Statement and form of proxy no later than January 14, 2000.

                                      By Order of the Board of Directors


                                      Julius Blank,
                                      Secretary



Milpitas, California
April 26, 1999

                                   XICOR, INC.

                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN
                    (AS AMENDED AND RESTATED MARCH 15, 1999)


1.      Purposes of the Plan. The purposes of this Stock Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        - to provide additional incentive to Employees and Consultants, and

        -       to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2.      Definitions. As used herein, the following definitions shall apply:

        (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

        (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

        (c) "Board" means the Board of Directors of the Company.

        (d) "Code" means the Internal Revenue Code of 1986, as amended.

        (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

        (f) "Common Stock" means the Common Stock of the Company.

        (g) "Company" means Xicor, Inc., a California corporation.

        (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity who is not an Employee or Director.

        (i) "Director" means a member of the Board.

        (j) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

        (k) "Employee" means any person, including Officers, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company, (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor, or (iii) a Service Provider whose service with the Company is terminated, but recommences within ninety (90) days of the date of such termination. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

        (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r) "Option" means a stock option granted pursuant to the Plan.

        (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

        (u) "Optioned Stock" means the Common Stock subject to an Option.

        (v) "Optionee" means the holder of an outstanding Option under the Plan.

        (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (x) "Plan" means this 1990 Incentive and Non-Incentive Stock Option
Plan.

        (y) "RIF" means a termination of an Optionee's status as a Service Provider resulting from a work force reduction or job elimination.

        (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (aa) "Section 16(b) " means Section 16(b) of the Exchange Act.

               (bb) "Service Provider" means an Employee, Director or
Consultant.

               (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

               (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 3,450,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.      Administration of the Plan.

        (a) Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to different groups of Service Providers.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) Committees, which committees shall be constituted to satisfy Applicable Laws.

        (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of Committees, subject to the specific duties delegated by the Board to such Committees, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (vii)  to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees.

6.      Limitations.

        (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares.

               (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

               (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall continue in effect for a term of five (5) years from March 15, 1999 unless terminated earlier under Section 14 of the Plan.


8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.      Option Exercise Price and Consideration.

        (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

        (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

        (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares as permitted by Applicable Laws.

10.     Exercise of Option.

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death, Disability or as a result of a RIF, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Reduction in Force. If the Optionee ceases to be a Service Provider as a result of a RIF, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

12.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
Sale.

        (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

        (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14.     Amendment and Termination of the Plan.

        (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

        (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15.     Conditions Upon Issuance of Shares.

        (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with

Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                   XICOR, INC.

                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN
                    (AS AMENDED AND RESTATED MARCH 15, 1999)

                       NONSTATUTORY STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Nonstatutory Option Agreement (the "Option Agreement").

I.      NOTICE OF STOCK OPTION GRANT

        [Optionee's Name]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant                   _________________________

        Vesting Commencement Date       _________________________

        Exercise Price per Share        $________________________

        Total Number of Shares
          Underlying Options Granted    _________________________

        Expiration Date:                _________________________

        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 25% of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

        Termination Period:

        This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider; provided, however, that upon the death, disability or termination as a result of a RIF of the Optionee, this Option may be exercised for one year after the date of such termination. In no event shall this Option be exercised later than the Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

        2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Corporate Controller of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

        (a) cash; or

        (b) check; or

        (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

4. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of a Nonstatutory Stock Option (an "NSO"). The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may decline to honor the exercise and decline to deliver Shares if such withholding amounts are not delivered at the time of exercise.

        (b) Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares (generally, the difference between the Fair Market Value of the Shares at exercise and the selling price) will be treated as long-term capital gain for federal income tax purposes.

7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO

NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                         XICOR, INC.


_____________________________                    _____________________________
Signature                                        By


_____________________________                    _____________________________
Print Name                                       Title


_____________________________
Residence Address


_____________________________

                                    EXHIBIT A

                                   XICOR, INC.
                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN

                                 EXERCISE NOTICE



Xicor, Inc.
1511 Buckeye Drive
Milpitas, California  95035

Attention:  Corporate Controller

        1. Exercise of Option. Effective as of today, ________________, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Xicor, Inc. (the "Company") under and pursuant to the 1990 Incentive and Non-Incentive Stock Option Plan (the "Plan") and the Nonstatutory Stock Option Agreement dated____________ (the "Option Agreement"). The purchase price for the Shares shall be $ , as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares, plus any federal or state taxes required to be withheld.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                    Accepted by:

PURCHASER                                        XICOR, INC.


_____________________________                    _____________________________
Signature                                        By


_____________________________                    _____________________________
Print Name                                       Its


Address:                                         Address:

_____________________________                    1511 Buckeye Drive
_____________________________                    Milpitas, California  95035

                                                 _____________________________
                                                 Date Received

                                   XICOR, INC.

                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN
                    (AS AMENDED AND RESTATED MARCH 15, 1999)

                        INCENTIVE STOCK OPTION AGREEMENT



        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Incentive Option Agreement (the "Option Agreement").

I.      NOTICE OF STOCK OPTION GRANT

        [Optionee's Name]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant                       _________________________

        Vesting Commencement Date           _________________________

        Exercise Price per Share            $________________________

        Total Number of Shares
          Underlying Options Granted        _________________________

        Expiration Date:                    _________________________

        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 25% of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

        Termination Period:

        This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider; provided, however, that upon the death, disability or termination as a result of a RIF of the Optionee, this Option may be exercised for one year after the date of such termination. In no event shall this Option be exercised later than the Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               This Option is intended to qualify as an Incentive Stock Option (an "ISO") under Section 422 of the Code. However, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Corporate Controller of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

        (a) cash; or

        (b) check; or

        (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

4. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (a) Exercising the Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

        (b) Disposition of Shares. If the Optionee does not dispose of ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

        (c) Notice of Disqualifying Disposition. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



OPTIONEE                                         XICOR, INC.



_____________________________                    _____________________________
Signature                                        By

_____________________________                    _____________________________
Print Name                                       Title

_____________________________
Residence Address

_____________________________

                                    EXHIBIT A

                                   XICOR, INC.
                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN

                                 EXERCISE NOTICE


Xicor, Inc.
1511 Buckeye Drive
Milpitas, California  95035
Attention:  Corporate Controller

        1. .Exercise of Option. Effective as of today, ________________, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Xicor, Inc. (the "Company") under and pursuant to the 1990 Incentive and Non-Incentive Stock Option Plan (the "Plan") and the Incentive Stock Option Agreement dated______________ (the "Option Agreement"). The purchase price for the Shares shall be $ , as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares, plus any federal or state taxes required to be withheld.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                    Accepted by:

PURCHASER                                        XICOR, INC.


_____________________________                    _____________________________
Signature                                        By


_____________________________                    _____________________________
Print Name                                       Its

Address:                                         Address:

_____________________________                    1511 Buckeye Drive
_____________________________                    Milpitas, California  95035


                                                 _____________________________
                                                 Date Received

    X    Please mark your
  -----  votes as in this
         example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS TO COME BEFORE THE MEETING:


                                                     NOMINEES:
                             FOR         WITHHELD    Raphael Klein
1.       Election of                                 Bruce Gray
         Directors          [    ]       [     ]     Julius Blank
For, except vote withheld from the                   Andrew W. Elder
following nominee(s):                                Geoffrey C. Winkler

---------------------------

2.       To approve an amendment to the                         FOR           AGAINST             ABSTAIN
         Company's Bylaws to increase the                     [     ]         [     ]             [     ]
         authorized number of directors to no
         less than four (4) nor more than
         seven (7) and initially set the number
         of directors at five (5).

3.       To approve and ratify amendments to the                FOR           AGAINST             ABSTAIN
         Company's 1990 Incentive and Non-Incentive           [     ]         [     ]             [     ]
         Stock Option Plan including an increase of 250,000
         shares of Common Stock issuable thereunder.

4.       To ratify the designation of                           FOR           AGAINST             ABSTAIN
         PricewaterhouseCoopers LLP as independent            [     ]         [     ]             [     ]
         accountants for the period ending
         December 31, 1999.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1), (2), (3) AND (4), UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.



SIGNATURE(S)___________________________________________  DATE_________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

XICOR, INC.

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

         The undersigned hereby appoints RAPHAEL KLEIN and JULIUS BLANK, or any of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of XICOR, INC. on June 4, 1999, and at any adjournment thereof, upon all matters as may properly come before the Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

                                                                    -------
                                                                      See
                                                                    Reverse
                       (To be Signed on Reverse Side)                 Side
                                                                    -------